UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-04840

The Tocqueville Trust
(Exact name of registrant as specified in charter)

The Tocqueville Trust

40 W. 57th St., 19th Floor

New York, NY 10019
(Address of principal executive offices) (Zip code)

Robert W. Kleinschmidt

The Tocqueville Trust

40 W. 57th St., 19th Floor

New York, NY 10019
(Name and address of agent for service)

(212) 698-0800

Registrant’s telephone number, including area code

Date of fiscal year end: October 31, 2024

Date of reporting period: October 31, 2024

Item 1. Report to Stockholders.

(a)

The Tocqueville Fund
TOCQX
Annual Shareholder Report | October 31, 2024
This annual shareholder report contains important information about The Tocqueville Fund (the “Fund”) for the period of  November 1, 2023, to October 31, 2024. You can find additional information about the Fund at https://www.tocquevillefunds.com/fundinformation. You can also request this information by contacting us at 800-697-3863.
WHAT WERE THE FUND COSTS FOR THE PAST YEAR? (based on a hypothetical $10,000 investment)

Fund Name	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
The Tocqueville Fund	$139	1.20%
HOW DID THE FUND PERFORM LAST YEAR AND WHAT AFFECTED ITS PERFORMANCE?
While markets had begun to anticipate the results in the weeks leading up to the Presidential election, we believe the magnitude of the post-election rally confirmed that the markets had underestimated the extent of the ultimate outcome. An enormous national debt figure that ballooned over the past eight years looms over every policy decision, and the carrying charges on that debt have surged. A good faith effort to solve this issue, we believe would also be good for the markets, the Dollar, inflation, interest rates, the economy and, probably, global stability.
While all sectors of the market were positive during the Fund’s recent fiscal year ended October 31 (the “Period”), information technology, financials, and communication services were the largest contributors to gains in the Fund. Energy, materials, and real estate were the laggards. In an absolute sense, the Fund performed well during the Period. It participated in the gains of the large cap technology leaders, though to a lesser extent than the growth indices, including the concentrated S&P, but somewhat better than the value indices that have much greater financial exposure than we typically hold. The Fund gained 32.4% on a net basis during the period compared to the S&P 500, Russell 1000 Value and Russell 3000 Value which gained 38.0%, 31.0% and 31.0%, respectively.

Top Contributors
↑	Paycom Software, Inc.
↑	Cross Country Healthcare, Inc.
↑	Schrodinger, Inc.
↑	Occidental Petroleum Corporation
↑	Concentrix Corporation

Top Detractors
↓	NVIDIA Corporation
↓	Alphabet Inc. Class A
↓	QUALCOMM Incorporated
↓	ServiceNow, Inc.
↓	Crane Company
HOW DID THE FUND PERFORM OVER THE PAST 10 YEARS?*
The $10,000 chart reflects a hypothetical $10,000 investment in the class of shares noted and assumes the maximum sales charge. The chart uses total return NAV performance and assumes reinvestment of dividends and capital gains. Fund expenses, including 12b-1 fees, management fees and other expenses were deducted.
The Tocqueville Fund	PAGE 1	TSR-AR-888894102

CUMULATIVE PERFORMANCE (Initial Investment of $10,000)
ANNUAL AVERAGE TOTAL RETURN (%)

	1 Year	5 Year	10 Year
TF (without sales charge)	32.4	12.2	10.2
S&P 500 TR	38.0	15.3	13.0
Visit https://www.tocquevillefunds.com/fundinformation for more recent performance information.
*	The Fund’s past performance is not a good predictor of how the Fund will perform in the future. The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.
KEY FUND STATISTICS (as of October 31, 2024)

Net Assets	$487,045,125
Number of Holdings	67
Net Advisory Fee	$2,797,192
Portfolio Turnover	18%
Visit https://www.tocquevillefunds.com/fundinformation for more recent performance information.
WHAT DID THE FUND INVEST IN? (as of October 31, 2024)

Top Holdings	(%)
NVIDIA Corp.	5.3%
Alphabet, Inc. - Class A	3.5%
Microsoft Corp.	3.3%
NextEra Energy, Inc.	2.8%
Flex Ltd.	2.8%
Applied Materials, Inc.	2.6%
QUALCOMM, Inc.	2.5%
Crane Co.	2.4%
ServiceNow, Inc.	2.4%
Automatic Data Processing, Inc.	2.4%
Sector Breakdown* (% of net assets)
*	The Global Industry Classification Standard (“GICS®”) was developed by and/or is the exclusive property of MSCI, Inc. (“MSCI”) and Standard & Poor’s Financial Services LLC (“S&P”). GICS® is a service mark of MSCI and S&P and has been licensed for use by U.S. Bank Global Fund Services.
For additional information about the Fund; including its prospectus, financial information, holdings and proxy information, scan the QR code or visit https://www.tocquevillefunds.com/fundinformation.
The Tocqueville Fund	PAGE 2	TSR-AR-888894102

HOUSEHOLDING
To reduce Fund expenses, only one copy of most shareholder documents may be mailed to shareholders with multiple accounts at the same address (Householding). If you would prefer that your Tocqueville Asset Management documents not be householded, please contact Tocqueville Asset Management at 800-697-3863, or contact your financial intermediary. Your instructions will typically be effective within 30 days of receipt by  Tocqueville Asset Management or your financial intermediary.
The Tocqueville Fund	PAGE 3	TSR-AR-888894102

(b)	Not applicable.

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer and principal financial officer. The registrant has not made any amendments to its code of ethics during the period covered by this report. The registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report.

A copy of the registrant’s Code of Ethics is filed herewith.

Item 3. Audit Committee Financial Expert.

The registrant’s board of trustees has determined that there is at least one audit committee financial expert serving on its audit committee. James Gerard is the “audit committee financial expert.” Mr. Gerard is “independent” (as defined in Item 3 of Form N-CSR).

Item 4. Principal Accountant Fees and Services.

The registrant has engaged its principal accountant to perform audit services, audit-related services, tax services and other services during the past two fiscal years. “Audit services” refer to performing an audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years. “Audit-related services” refer to the assurance and related services by the principal accountant that are reasonably related to the performance of the audit. “Tax services” refer to professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. “Other services” were not provided by the principal accountant. The following table details the aggregate fees billed or expected to be billed for each of the last two fiscal years for audit fees, audit-related fees, tax fees and other fees by the principal accountant.

The Tocqueville Trust

	FYE 10/31/2024	FYE 10/31/2023
Audit Fees	$17,000	$22,000
Audit-Related Fees	N/A	N/A
Tax Fees	$4,500	$4,500
All Other Fees	N/A	N/A

The audit committee has adopted pre-approval policies and procedures that require the audit committee to pre-approve all audit and non-audit services of the registrant, including services provided to any entity affiliated with the registrant.

The percentages of fees billed by principal accountant applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows:

The Tocqueville Trust

	FYE 10/31/2024	FYE 10/31/2023
Audit-Related Fees	0%	0%
Tax Fees	0%	0%
All Other Fees	0%	0%

Item 4(f) is not applicable to the registrant. Less than 50 percent of the hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees.

The following table indicates the non-audit fees billed or expected to be billed by the registrant’s accountant for services to the registrant and to the registrant’s investment advisor (and any other controlling entity, etc.—not sub-advisor) for the last two years.

The Tocqueville Trust

Non-Audit Related Fees	FYE 10/31/2024	FYE 10/31/2023
Registrant	4,500	4,500
Registrant’s Investment Adviser	N/A	N/A

The audit committee of the board of trustees has considered whether the provision of non-audit services that were rendered to the registrant’s investment advisor is compatible with maintaining the principal accountant’s independence and has concluded that the provision of such non-audit services by the accountant has not compromised the accountant’s independence.

Item 4(i) is not applicable to the registrant. The registrant has not been identified by the U.S. Securities and Exchange Commission as having filed an annual report issued by a registered public accounting firm branch or office that is located in a foreign jurisdiction where the Public Company Accounting Oversight Board is unable to inspect or completely investigate because of a position taken by an authority in that jurisdiction.

Item 4(j) is not applicable to the registrant. The registrant is not a foreign issuer.

Item 5. Audit Committee of Listed Registrants.

Not applicable to the registrant. The registrant is not a listed issuer as defined in Rule 10A-3 under the Securities Exchange Act of 1934, as amended.

Item 6. Investments.

(a) The Schedule of Investments is included within the financial statements filed under Item 7 of this Form.

(b) Not applicable.

Item 7. Financial Statements and Financial Highlights for Open-End Investment Companies.

(a)

The Tocqueville Trust
The Tocqueville Fund
Core Financial Statements
October 31, 2024

The Tocqueville Fund
Schedule of Investments
October 31, 2024

	Shares	Value
COMMON STOCKS - 98.3%
Automobiles & Components - 0.7%
Toyota Motor Corp. - ADR	20,000	$3,460,400
Capital Goods - 13.7%
Caterpillar, Inc.	25,000	9,405,000
Crane Co.	75,000	11,796,000
Deere & Co.	20,000	8,093,800
Illinois Tool Works, Inc.	25,000	6,528,250
Mayville Engineering Co., Inc.(a)	500,000	10,235,000
Parker-Hannifin Corp.	15,000	9,511,050
Rocket Lab USA, Inc.(a)	750,000	8,025,000
Vertiv Holdings Co. - Class A	30,000	3,278,700
		66,872,800
Commercial & Professional Services - 5.4%
ABM Industries, Inc.	125,000	6,632,500
Automatic Data Processing, Inc.	40,000	11,569,600
Republic Services, Inc.	40,000	7,920,000
		26,122,100
Consumer Discretionary Distribution & Retail - 1.9%
Amazon.com, Inc.(a)	50,000	9,320,000
Consumer Durables & Apparel - 2.1%
NIKE, Inc. - Class B	50,000	3,856,500
Sony Group Corp. - ADR	375,000	6,600,000
		10,456,500
Consumer Services - 1.5%
McDonald’s Corp.	25,000	7,302,750
Restaurant Brands International LP	37	2,906
		7,305,656
Consumer Staples Distribution & Retail - 2.1%
Walmart, Inc.	125,000	10,243,750
Energy - 7.6%
Cameco Corp.	75,000	3,916,500
Chevron Corp.	40,000	5,952,800
Diamondback Energy, Inc.	40,000	7,070,800
Expand Energy Corp.	43,350	3,672,612
Exxon Mobil Corp.	25,000	2,919,500
Occidental Petroleum Corp.	100,000	5,011,000
Texas Pacific Land Corp.	7,500	8,745,000
		37,288,212
Financial Services - 2.2%
Apollo Global Management, Inc.	50,000	7,163,000
Intercontinental Exchange, Inc.	22,500	3,507,075
		10,670,075
Food, Beverage & Tobacco - 1.3%
Coca-Cola Co.	100,000	6,531,000

	Shares	Value
Health Care Equipment & Services - 2.2%
Abbott Laboratories	50,000	$5,668,500
Progyny, Inc.(a)	100,000	1,505,000
Schrodinger, Inc.(a)	200,000	3,519,000
		10,692,500
Household & Personal Products - 3.6%
Colgate-Palmolive Co.	100,000	9,371,000
Procter & Gamble Co.	50,000	8,259,000
		17,630,000
Insurance - 1.1%
Aflac, Inc.	50,000	5,239,500
Materials - 9.7%
Air Products and Chemicals, Inc.	20,000	6,210,600
Freeport-McMoRan, Inc.	125,000	5,627,500
Newmont Mining Corp.	200,000	9,088,000
Nutrien Ltd.	100,000	4,768,000
Sonoco Products Co.	75,000	3,939,000
Vulcan Materials Co.	40,000	10,957,200
Wheaton Precious Metals Corp.	100,000	6,601,000
		47,191,300
Media & Entertainment - 5.6%
Alphabet, Inc. - Class A	100,000	17,111,000
Cars.com, Inc.(a)	250,000	3,997,500
Nintendo Co., Ltd. - ADR	100,000	1,322,000
Walt Disney Co.	50,000	4,810,000
		27,240,500
Pharmaceuticals, Biotechnology & Life Sciences - 6.1%
Biogen, Inc.(a)	20,000	3,480,000
Ionis Pharmaceuticals, Inc.(a)	100,000	3,839,000
Johnson & Johnson	20,000	3,197,200
Merck & Co., Inc.	100,000	10,232,000
Novo Nordisk AS - Class A - ADR	30,000	3,358,500
Pfizer, Inc.	200,000	5,660,000
		29,766,700
Semiconductors & Semiconductor Equipment - 13.2%
Applied Materials, Inc.	70,000	12,710,600
Marvell Technology, Inc.	100,000	8,011,000
NVIDIA Corp.	195,000	25,888,200
ON Semiconductor Corp.(a)	75,000	5,286,750
QUALCOMM, Inc.	75,000	12,207,750
		64,104,300
Software & Services - 8.6%
Adobe, Inc.(a)	10,000	4,780,800
Microsoft Corp.	40,000	16,254,000
ServiceNow, Inc.(a)	12,500	11,662,375
Shopify, Inc. - Class A(a)	115,000	8,994,150
		41,691,325

The accompanying notes are an integral part of these financial statements.

1

The Tocqueville Fund
Schedule of Investments
October 31, 2024(Continued)

	Shares	Value
COMMON STOCKS - (Continued)
Technology Hardware & Equipment - 6.0%
Apple, Inc.	50,000	$11,295,500
Crane NXT Co.	75,000	4,070,250
Flex Ltd.(a)	400,000	13,868,000
		29,233,750
Telecommunication Services - 0.9%
Verizon Communications, Inc.	100,000	4,213,000
Utilities - 2.8%
NextEra Energy, Inc.	175,000	13,868,750
TOTAL COMMON STOCKS (Cost $205,448,645)		479,142,118
REAL ESTATE INVESTMENT TRUSTS - 1.3%
Weyerhaeuser Co.	200,000	6,232,000
TOTAL REAL ESTATE INVESTMENT TRUSTS (Cost $4,077,818)		6,232,000
SHORT-TERM INVESTMENTS - 0.4%
Money Market Funds - 0.4%
Invesco Treasury Portfolio - Class Institutional, 4.74%(b)	1,881,366	1,881,366
TOTAL SHORT-TERM INVESTMENTS (Cost $1,881,366)		1,881,366
TOTAL INVESTMENTS - 100.0% (Cost $211,407,829)		$487,255,484
Liabilities in Excess of Other Assets - (0.0)%(c)		(210,359)
TOTAL NET ASSETS - 100.0%		$487,045,125

Percentages are stated as a percent of net assets.
The Global Industry Classification Standard (“GICS®”) was developed by and/or is the exclusive property of MSCI, Inc. (“MSCI”) and Standard & Poor’s Financial Services LLC (“S&P”). GICS® is a service mark of MSCI and S&P and has been licensed for use by U.S. Bank Global Fund Services.
ADR - American Depositary Receipt
AS - Aksjeselskap
(a)	Non-income producing security.
(b)	The rate shown represents the 7-day annualized effective yield as of October 31, 2024.
(c)	Represents less than 0.05% of net assets.
The accompanying notes are an integral part of these financial statements.

2

The Tocqueville Fund
Statement of Assets & Liabilities
For the Year Ended October 31, 2024

Assets:
Investments, at value(1)	$487,255,484
Receivable for Fund shares purchased	28,453
Receivable for Fund shares sold	—
Dividends, interest and other receivables	360,019
Other assets	20,843
Total Assets	487,664,799
Liabilities:
Payable for Fund shares redeemed	60,723
Payable to Adviser	208,315
Payable to Administrator	69,944
Payable to Trustees	31,497
Accrued distribution fee	73,421
Accrued expenses and other liabilities	175,774
Total Liabilities	619,674
Net Assets	$487,045,125
Net assets consist of:
Paid in capital	$171,591,616
Total distributable earnings	315,453,509
Net assets	$487,045,125
Shares of beneficial interest outstanding (unlimited shares of $0.01 par value authorized)	9,943,983
Net asset value, offering and redemption price per share	$48.98
(1) Cost of investments	$211,407,829

The accompanying notes are an integral part of these financial statements.

3

The Tocqueville Fund
Statement of Operations
For the Year Ended October 31, 2024

Investment Income:
Dividends*	$6,737,310
Interest	481,894
Total investment income	7,219,204
Expenses:
Investment Adviser’s fee (See Note 4)	3,511,560
Distribution (12b-1) fees (See Note 4)	1,170,520
Administration fees (See Note 4)	688,670
Transfer agent and shareholder services fees	202,846
Trustee fees and expenses	117,241
Legal fees	247,312
Other expenses	70,091
Fund accounting fees	88,583
Printing and mailing expense	78,374
Insurance expense	58,116
Blue sky fees	36,462
Custody fees	31,102
Audit fees	25,953
Registration fees	6,033
Total expenses before waiver	6,332,863
Less: Fees waived (See Note 4)	(714,368)
Net expenses	5,618,495
Net investment income	1,600,709
Realized and Unrealized Gain (Loss):
Net realized gain on:
Investments	40,660,757
Foreign currency translation	(35,717)
40,625,040
Net change in unrealized appreciation (depreciation) on:
Investments	85,118,595
Foreign currency translation	202
85,118,797
Net gain on investments and foreign currency	125,743,837
Net Increase in Net Assets Resulting from Operations	$127,344,546
* Net of foreign taxes withheld of:	$62,171

The accompanying notes are an integral part of these financial statements.

4

The Tocqueville Fund
Statements of Changes in Net Assets

	For the Year Ended October 31,
	2024	2023
Operations:
Net investment income	$1,600,709	$2,233,453
Net realized gain on sale of investments and foreign currency	40,625,040	25,414,184
Net change in unrealized appreciation (depreciation)	85,118,797	(15,094,435)
Net increase (decrease) in net assets resulting from operations	127,344,546	12,553,202
Total dividends and distributions	(25,690,436)	(21,098,680)
Fund share transactions:
Proceed from merger (see Note 8)	—	186,394,040
Shares sold	7,148,981	6,710,060
Shares issued to holders in reinvestment of dividends	24,719,331	20,328,860
Shares redeemed	(59,389,271)	(50,818,399)
Net increase (decrease)	(27,520,959)	162,614,561
Net increase (decrease) in net assets	74,133,151	154,069,083
Net Assets:
Beginning of period	412,911,974	258,842,891
End of period	$487,045,125	$412,911,974

The accompanying notes are an integral part of these financial statements.

5

The Tocqueville Fund
Financial Highlights
(For a share outstanding throughout the year)

	Years Ended October 31,
	2024	2023	2022	2021	2020
Per share operating performance:
Net asset value, beginning of year	$39.28	$39.55	$48.39	$37.03	$37.80
Operations:
Net investment income(1)	0.16	0.07	0.43	0.25	0.31
Net realized and unrealized gain	12.02	1.59	(4.30)	12.49	1.58
Total from investment operations	12.18	1.66	(3.87)	12.74	1.89
Distributions to shareholders:
Dividends from net investment income	(0.22)	(0.24)	(0.20)	(0.25)	(0.37)
Distributions from net realized gains	(2.26)	(1.69)	(4.77)	(1.13)	(2.29)
Total distributions	(2.48)	(1.93)	(4.97)	(1.38)	(2.66)
Change in net asset value for the year	9.70	(0.27)	(8.84)	11.36	(0.77)
Net asset value, end of year	$48.98	$39.28	$39.55	$48.39	$37.03
Total return	32.4%	4.2%	(9.3)%	35.2%	5.0%
Ratios/supplemental data
Net assets, end of year (000)	$487,045	$412,912	$258,843	$313,739	$251,096
Ratio to average net assets:
Expenses before waiver	1.35%	1.35%	1.33%	1.34%	1.38%
Expenses after waiver	1.20%	1.20%	1.25%(2)	1.25%	1.25%
Net investment income before waiver	0.19%	0.37%	0.91%	0.46%	0.69%
Net investment income after waiver	0.34%	0.52%	0.99%	0.55%	0.82%
Portfolio turnover rate	18%	22%	6%	11%	9%

(1)	Net investment income per share is calculated using the ending balance prior to consideration or adjustment for permanent book-to-tax differences.
(2)	Effective October 1, 2022, the Tocqueville Fund reduced the operating expense limit from 1.25% to 1.20%.
The accompanying notes are an integral part of these financial statements.

6

The Tocqueville Trust
Notes to Financial Statements
October 31, 2024
1. ORGANIZATION
The Tocqueville Trust (the “Trust”) is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended, and organized on September 17, 1986, consisting of one fund, the Tocqueville Fund (the “Fund”). The Fund is an open-end management investment company. The Fund’s investment objective is long-term capital appreciation, which it seeks to achieve by investing primarily in securities of United States issuers. Tocqueville Asset Management L.P. is the investment adviser to the Fund (“Tocqueville,” or the “Adviser”).
On November 18, 2022, the Tocqueville Fund acquired all the net assets of the Tocqueville Opportunity Fund and Tocqueville Phoenix Fund. For more information regarding the reorganization see note 8.
2. SIGNIFICANT ACCOUNTING POLICIES
The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statement. These policies are in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The Fund follows accounting and reporting guidance under Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946, “Financial Services – Investment Companies.”
a)
Security Valuation and Security Transactions. Investments in securities, including foreign securities, traded on an exchange or quoted on the over-the-counter market are valued at the last sale price or, if no sale occurred during the day, at the mean between closing bid and ask prices, as last reported by a pricing service approved by the Trustees. Securities that are principally traded on the National Association of Securities Dealers Automated Quotation National Market (“NASDAQ”) are generally valued at the NASDAQ Official Closing Price (“NOCP”). If there is no NASDAQ Official Closing Price for a NASDAQ-listed security or sale price available for an over-the-counter security, the mean of the latest bid and asked quotations from NASDAQ will be used. When market quotations for securities are not readily available, or when restricted securities or other assets are being valued, such assets are valued at fair value as determined in good faith by or under procedures approved by the Trustees. Money market funds are valued at net asset value (“NAV”). Fixed income securities, such as corporate bonds, convertible bonds and U.S. government agency issues are valued based on evaluated mean prices supplied by independent pricing services using matrix pricing formulas and/or independent broker bid quotations.

Trading in securities on foreign securities exchanges normally is completed before the calculation of the Fund’s NAV. Trading on these foreign exchanges may not take place on all days on which there is regular trading on the New York Stock Exchange (“NYSE”), or may take place on days on which there is no regular trading on the NYSE. Similarly, the Fund may hold securities traded in domestic markets where the market may close early on a given day prior to calculation of the Fund’s NAV. Events affecting the value of such securities held by the Fund that occur between the close of trading in the security and the close of trading on the NYSE normally will not be reflected in the Fund’s calculation of the NAV. However, significant events will be closely monitored, and where it is determined that an adjustment should be made to the security’s value because significant interim events may materially affect the value of the security, the security will be priced at its fair value in accordance with the procedures approved by the Trustees.
Cash and cash equivalents may exceed federal insurance limits. Money market deposit accounts are considered cash equivalents and reflected at cost.
Investment transactions are recorded on trade date. Dividend income is recognized on the ex-dividend date. Interest income is recognized on an accrual basis and includes, where applicable, the amortization of premiums and accretion of discounts. Net realized gains and losses from sales of securities are determined on the specific identification cost method.
b)
Restricted and Illiquid Securities. The Fund may invest in securities that are subject to legal or contractual restrictions on resale or are illiquid. A security may be considered illiquid if it lacks a readily available market or if its valuation has not changed for a certain period of time. Disposal of these securities may involve time consuming negotiations and expense, and a prompt sale at the current valuation may be difficult.

7

The Tocqueville Trust
Notes to Financial Statements
October 31, 2024(Continued)
c)
Fair Valuation Measurements. The Trust has adopted authoritative fair valuation accounting standards that establish an authoritative definition of fair value and set out a hierarchy for measuring fair value. These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value, and a discussion of changes in valuation techniques and related inputs during the year. These inputs are summarized in the three broad levels listed below.

Level 1 –
Quoted prices in active markets for identical securities.
Level 2 –
Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3 –
Significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments).
When using the market quotations or closing price provided by the pricing service for equity investments—including common stocks, preferred stocks, foreign issued common stocks, exchange-traded funds, closed-end funds and real estate investment trusts—which are traded on an exchange are valued at the last sale price reported by the exchange on which the securities are primarily traded on the day of valuation and when the market is considered active, the security will be classified as a Level 1 security. When using the mean between the latest bid and ask price, the security will be classified as Level 2.
Investment in mutual funds, including money market funds, are generally priced at the ending NAV provided by the service agent of the funds and will be classified as Level 1 securities.
Fixed income securities, such as corporate bonds, convertible bonds, commercial paper, money market deposit accounts and U.S. government agency issues are valued based on evaluated mean prices supplied by independent pricing services using matrix pricing formulas and/or independent broker bid quotations and are classified as Level 2.
Options are valued at the composite last price reported by the exchange on which the options are primarily traded on the day of the valuation and are classified as Level 1. If there is no composite last price on a given day, the mean between the latest bid and ask price will be used. These contracts are classified as Level 2.
Any securities or other assets for which market quotations are not readily available are valued at fair value as determined in good faith by the Adviser pursuant to procedures established under the general supervision and responsibility of the Trustees and may be classified as Level 3 securities. In determining fair value, the Fund will seek to assign a value to the security that it believes represents the amount the Fund could reasonably expect to receive upon its current sale. With respect to securities that are actively traded on U.S. exchanges, the Fund expects that market quotations will generally be available and that fair value might be used only in limited circumstances, such as when trading for a security is halted during the trading day.
In determining whether a significant event has occurred with respect to securities traded principally in foreign markets, the Fund may engage a third party fair value service provider to systematically recommend the adjustment of closing market prices of non-U.S. securities based upon changes in a designated U.S. securities market index occurring from the time of close of the relevant foreign market and the close of the NYSE. Fair value pricing may also be used to value restricted securities held by the Fund or securities with little or no trading activity for extended periods of time. Fair value pricing involves judgments that are inherently subjective and inexact and it is not possible to determine with certainty when, and to what extent, an event will affect a market price. As a result, there can be no assurance that fair value pricing will reflect actual market value and it is possible that the fair value determined for a security may differ materially from the value that could be realized upon the sale of the security.
The following is a summary of the inputs used, as of October 31, 2024, involving the Fund’s assets and liabilities carried at fair value. The inputs of methodology used for valuing securities may not be an indication of the risk associated with investing in those securities.

8

The Tocqueville Trust
Notes to Financial Statements
October 31, 2024(Continued)
The Tocqueville Fund*

Description	Level 1	Level 2	Level 3	Total
Assets
Common Stocks	$479,139,212	$2,906	$—	$479,142,118
Real Estate Investment Trust (REIT)	6,232,000	—	—	6,232,000
Money Market Funds	1,881,366	—	—	1,881,366
Total Assets	$487,252,578	$2,906	$—	$487,255,484

*	For further information regarding portfolio characteristics, please see the accompanying Schedule of Investments.
The Trust’s valuation procedures have been adopted by the Trust’s Board of Trustees, which has established a Valuation Committee to oversee the valuation process. The Valuation Committee meets on an as needed basis, or at least annually to evaluate changes in the valuation of portfolio securities. The full findings and valuations are then reviewed quarterly by the Independent Trustees. The advisor is the valuation designee.
During the fiscal year ended October 31, 2024, the Fund did not hold any investments with significant unobservable inputs that would be classified as Level 3.
d)
Derivative Instruments and Hedging Activities. The Adviser may use derivative instruments, such as purchased and written options, as a means to manage exposure to different types of risk, including market risk and exchange rate risk, and to gain exposure to underlying securities. The Trust has adopted disclosure standards in order to enable the investor to understand how and why an entity used derivatives, how derivatives are accounted for, and how derivatives affect an entity’s results of operations and financial position.

In general, an option contract is an agreement between a buyer and seller that gives the purchaser of the option the right to buy or sell a particular asset at a specified future date at an agreed upon price (commonly knows as the “strike price”).
When the Fund purchases an option, an amount equal to the premium paid by the Fund is recorded as an investment and subsequently adjusted to the current value of the option purchased. If an option expires on the stipulated expiration date or if the Fund enters into a closing sale transaction, a gain or loss is realized. If a purchased call or put option is exercised, the cost of the security acquired is increased by the premium paid for the call, or in the case of a put, a gain or loss is realized from the sale of the underlying security, and the proceeds from such sale are decreased by the premium originally paid. Purchased options are non-income producing securities.
When the Fund writes an option, an amount equal to the premium received by the Fund is recorded as a liability and subsequently adjusted to the current value of the option written. Premiums received from writing options that expire unexercised are treated by the Fund on the expiration date as realized gain from written options. The difference between the premium and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or if the premium is less than the amount paid for the closing purchase transaction, as a realized loss. If a written call or put option is exercised, the premium is added or subtracted, respectively, from the proceeds or cost basis, respectively, to the related transaction of the underlying security. The Fund, as writers of an option, would bear the market risk of an unfavorable change in the price of the security underlying the written option.
Derivatives Risk
The risks of using the types of derivatives in which the Fund may engage include: the risk that movements in the value of the derivative may not fully offset or complement instruments currently held in the Fund in the manner intended by the Adviser; the risk that the counterparty to a derivative contract may fail to comply with their obligations to the Fund; the risk that the derivative may not possess a liquid secondary market at a time when the Fund would look to disengage the position; the risk that additional capital from the Fund may be called upon to fulfill the conditions of the derivative contract; and the risk that the cost of the derivative

9

The Tocqueville Trust
Notes to Financial Statements
October 31, 2024(Continued)
contracts may reduce the overall returns experienced by the Fund. The measurement of risks associated with these instruments is meaningful only when all related offsetting transactions are considered. The Fund may enter into written call options to hedge against changes in the value of equities. The Fund’s option component of the overall investment strategy is often referred to as a “buy-write” strategy (also called a “covered call” strategy), in which the Adviser (as defined below) writes (sells) a call option contract while at the same time owning an equivalent number of shares of the underlying stock to generate moderate current income. The writing of call options is intended to reduce the volatility of the portfolio and to earn premium income. Written call options expose the Fund to minimal counterparty credit risk since they are exchange traded and the exchange’s clearing house guarantees the options against default. As the writer of a call option the Fund has the obligation to sell the security at the exercise price during the exercise period in the event the option is exercised. The use of options does not create leverage in the Fund. The Fund did not transact in written options during the year ended October 31, 2024.
e)
Foreign Currency Translation. Investments and other assets and liabilities denominated in foreign currencies are translated to U.S. dollars at the prevailing rates of exchange, in accordance with the Trust’s Portfolio Securities Valuation and Foreign Exchange Contracts Procedures. The Fund has engaged in transactions in securities denominated in foreign currencies and, as a result, entered into foreign exchange transactions. The Fund is exposed to additional market risk as a result of changes in the value of the underlying currency in relation to the U.S. dollar. Risks include the potential inability of counterparties to meet the terms of their obligations. The value of foreign currencies are marked-to-market on a daily basis, which reflects the changes in the market value of the contract at the close of each day’s trading, resulting in daily unrealized gains and/or losses. When the transactions are settled or the contracts are closed, the Fund recognizes a realized gain or loss.

The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are reflected as net realized and unrealized gain or loss on investments.
Reported net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, the differences between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities at the end of the fiscal year, resulting from changes in the exchange rates.
f)
Shareholder Transactions and Distributions. Shareholder transactions are recorded on trade date. Dividends to shareholders are recorded on the ex-dividend date. Dividends from net investment income are declared and paid annually by the Fund. Distributions of net realized capital gains, if any, will be declared and paid at least annually. Income and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. Permanent differences between financial and tax reporting may result in reclassification to capital stock.

g)
Use of Estimates. The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting year. Actual results could differ from those estimates.

h)
Indemnification. In the normal course of business the Fund enters into contracts that contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims against the Fund that have not yet occurred. Based on experience, the Fund expects the risk of loss to be remote.

i)
Subsequent Events Evaluation. In preparing these financial statements, the Trust has evaluated events and transactions for potential recognition or disclosure resulting from subsequent events through the date financial statements were issued. This evaluation did not result in any subsequent events, that necessitated disclosure and/or adjustments.

10

The Tocqueville Trust
Notes to Financial Statements
October 31, 2024(Continued)
3. FEDERAL INCOME TAX
There is no tax liability resulting from unrecognized tax benefits relating to uncertain income tax positions taken or expected to be taken on the tax return for the fiscal year ended October 31, 2024, or for any other tax years which are open for exam. As of October 31, 2024, open tax years include the tax years ended October 31, 2021 through 2023. The Trust is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next six months. The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations. During the year, the Fund did not incur any interest or penalties.
Provision for federal income taxes or excise taxes has not been made since the Fund intends to continue to comply with the requirements of subchapter M of the Internal Revenue Code necessary to qualify as Regulated Investment Companies and intend to distribute substantially all taxable income to shareholders and otherwise comply with the provisions of the Internal Revenue Code applicable to Regulated Investment Companies. Distributions from net realized gains for book purposes may include short-term capital gains, which are included as ordinary income to shareholders for tax purposes. Additionally, accounting principles generally accepted in the United States of America require that certain components of net assets relating to permanent differences be reclassified between financial and tax reporting. These reclassifications have no effect on net assets or NAV per share. For the year ended October 31, 2024, the following table shows the reclassifications made:

	Distributable Earnings	Paid In Capital
The Tocqueville Fund	$(2,065,551)	$2,065,551

The permanent differences primarily relate to the usage of deemed distributions for tax purposes.
As of October 31, 2024, the components of distributable earnings (accumulated losses) for income tax purposes were as follows:

Tax cost of Investments	$211,407,912
Unrealized Appreciation	$282,702,299
Unrealized Depreciation	(6,854,728)
Net unrealized appreciation (depreciation)	275,847,571
Undistributed operating income	2,122,432
Undistributed long-term gains	37,491,436
Distributable earnings	39,613,868
Other accumulated gain/(loss)	(7,930)
Total distributable earnings	$315,453,509

The difference between book-basis and tax-basis unrealized appreciation is attributable primarily to partnership adjustments.
The tax character of distributions paid during the years ended October 31, 2024 and 2023 was as follows:

	October 31, 2024
	Ordinary Income	Long Term Capital Gain	Total
Tocqueville Fund	$2,300,004	$23,390,432	$25,690,436

	October 31, 2023
	Ordinary Income	Long Term Capital Gain	Total
Tocqueville Fund	$2,620,243	$18,478,437	$21,098,680

11

The Tocqueville Trust
Notes to Financial Statements
October 31, 2024(Continued)
The Fund designated as long-term capital gain dividend, pursuant to Internal Revenue Code Section 852(b)(3), the amount necessary to reduce the earnings and profits of the Fund related to net capital gain to zero for the tax years ended October 31, 2024 and 2023.
4. INVESTMENT ADVISORY AND OTHER AGREEMENTS
Tocqueville is the investment adviser to the Fund under an Investment Advisory Agreement approved by shareholders. For its services, Tocqueville receives fees from the Fund, calculated daily and payable monthly, at an annual rate of 0.75% on the first $1 billion of the average daily net assets of the Fund, and 0.65% of the average daily net assets in excess of $1 billion.
With respect to the Fund, the Adviser has contractually agreed to waive its advisory fees and/or reimburse expenses in order to ensure that the Fund’s total annual operating expenses do not exceed 1.20%, of its average daily net assets (excluding taxes, interest expense, acquired fund fees and expenses, or extraordinary expenses such as litigation). Prior to October 1, 2022, the Fund had an expense limit of 1.25%. The Expense Limitation Agreement for the Fund will remain in effect until March 1, 2025. For the year ended October 31, 2024, the Adviser waived $714,368 of the advisory fee for the Fund. Such amount is not subject to recoupment by the Adviser.
Pursuant to an Administrative Services Agreement, the Fund pays to the Adviser a fee computed and paid monthly at an annual rate of 0.15% on the first $400 million of the average daily net assets of the Fund; 0.13% on the next $600 million of the average daily net assets of the Fund; and 0.12% on all the average daily net assets of the Fund over $1 billion. For the Year ended October 31, 2024, the Adviser made $220,441 in payments to U.S. Bancorp Fund Services, LLC for services provided under a Sub- Administration Agreement for the Fund.
Tocqueville Securities, L.P. (the “Distributor”), an affiliate of Tocqueville, acts as distributor for shares of the Trust. The Fund, adopted a distribution and service plan pursuant to Rule 12b-1 of the 1940 Act. Pursuant to the plan, the Fund pays to the Distributor distribution and service fees of 0.25% per annum of its average daily net assets.
Commissions earned by the Distributor for services rendered as a registered broker-dealer in securities transactions for the Fund for the Year ended October 31, 2024 was, $19,217.
5. CAPITAL SHARE TRANSACTION.
Transactions in capital shares for the Fund were as follows:
For more information regarding the reorganization see note 8.
The Tocqueville Fund

	For the Year Ended October 31,
	2024	2023
	Shares	Shares
Shares sold	159,898	4,712,746
Shares issued to holders in reinvestment dividends	619,067	518,593
Shares redeemed	(1,345,955)	(1,264,731)
Net increase	(566,990)	3,966,608

6. INVESTMENT TRANSACTIONS
Purchases and sales of investment securities (excluding short-term investments) for the year ended October 31, 2024, are summarized below.

	Purchases	Sales
The Tocqueville Fund	$84,437,216	$120,837,249

12

The Tocqueville Trust
Notes to Financial Statements
October 31, 2024(Continued)
7. LINE OF CREDIT
The Tocqueville Trust has a line of credit (the “Line”), which is uncommitted, in the amount of $40,000,000, 10% of the Fund’s gross market value, or 33.33% of the fair value of the Fund’s investments, whichever is less, with U.S. Bank NA. The Line is for temporary emergency or extraordinary purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Line is secured by the Trust’s assets. The Line has a one-year term and is reviewed annually by the Board of Trustees. The Line matures, unless renewed, on January 14, 2025. Interest is charged at the greater of 0.00% and the prime rate minus 0.50%. During the Year ended October 31, 2024 the Fund did not borrow on the Line.
8. REORGANIZATION
On November 18, 2022, the Tocqueville Fund (the “Acquiring Fund”) acquired all the net assets of the Tocqueville Opportunity Fund and the Tocqueville Phoenix Fund (the “Acquired Funds”) pursuant to Agreement and Plan of Reorganization (the “Plan of Reorganization”) approved by shareholders on November 15, 2022, in a special meeting. The purpose of the transaction was to combine the three funds managed by the Adviser with comparable investment objectives and strategies. The acquisition was accomplished by a tax-free exchange of 4,544,733 shares of the Acquiring Fund (valued at $186,394,040) for all 8,356,590 shares of the Acquired Funds at the close of business November 17, 2022. For financial reporting purposes, assets received, and shares issued by the Acquiring Fund were recorded at fair value; however, the cost basis of the investments received from the Acquired Funds was carried forward to align ongoing reporting to the Acquiring Fund’s realized and unrealized gains and losses with amounts distributable to shareholders for tax purposes. The Acquired Funds’ net assets at that date were $186,394,040. The aggregate net assets of the Acquiring Fund immediately before the acquisition were $267,574,191. The aggregate net assets of the Acquiring Fund immediately after the acquisition were $453,968,232. Because the combined investment portfolios have been managed as a single integrated portfolio since the acquisition was completed. 100% of the costs associated with the Plan of Reorganization were paid by the Adviser.
The details of the reorganization are shown below:

	Pre- Reorganization Net Assets	Pre- Reorganization Shares Outstanding	Pre- Reorganization Net Asset Value	Post- Reorganization Net Assets	Post- Reorganization Shares Outstanding	Post- Reorganization Exchange
The Tocqueville Fund	$267,574,191	6,524,094	$41.01	$453,968,232	11,068,825	—
The Tocqueville Opportunity Fund	$52,841,965	2,065,186	$25.59	—	—	0.62387231
The Tocqueville Phoenix Fund	$133,552,075	6,291,404	$21.23	—	—	0.51758214

As a tax-free reorganization, any unrealized appreciation or depreciation on the securities on the date of reorganization was treated as a non-taxable event, thus the cost basis of the securities held reflect the historical cost basis as of the date of reorganization. Immediately prior to the reorganization, the fair value of investments, the net unrealized appreciation and cost basis of the Tocqueville Opportunity Fund was $52,846,100, $29,397,497, and $23,488,603 respectively and the fair value of investments, net unrealized appreciation, and cost basis of the Tocqueville Phoenix Fund was $133,570,961, $30,098,800, and $103,472,161 respectively.
Assuming the acquisition had been completed on November 1, 2022, the beginning of the annual reporting period of the Acquiring Fund, the Acquired Funds’ pro forma results of operations for the period ended October 31, 2023, are as follows:*

Net Investment Income:	$2,229,841
Net Realized Gain on Investments:	25,415,287
Net Unrealized Appreciation on Investments:	(10,729,929)
Net Increase in Net Assets Resulting from Operations:	16,915,199

*	This information is unaudited.

13

The Tocqueville Trust
Notes to Financial Statements
October 31, 2024(Continued)
9. UPDATE REGARDING THE BOARD OF TRUSTEES (Unaudited)
At a meeting on July 22, 2024, the Board of Trustees (the “Board”) of The Tocqueville Trust (the “Trust”) approved the nomination of Messrs. George Cooke, James W. Gerard, and Vincent Sellecchia for election by shareholders as Trustees of the Trust and, effective upon the election of Mr. Sellecchia by shareholders, the resignation of Mr. Robert W. Kleinschmidt as a Trustee of the Trust.
A Special Meeting of Shareholders was held on Friday, August 30, 2024, (the “Meeting”), for the purpose of shareholders voting upon the election of Messrs. Cooke, Gerard, and Sellecchia to the Board. Messrs. Cooke and Gerard, who are not considered “interested persons” of the Fund within the meaning of Section 2(a)(19) of the 1940 Act, were proposed to be elected as “Independent Trustees,” and Mr. Sellecchia, who is considered an “interested person” of the Fund within the meaning of Section 2(a)(19) of the 1940 Act, was proposed to be elected as an “Interested Trustee.”
Effective August 30, 2024, following the results of the vote at the Meeting, (i) Mr. Vincent Sellecchia was elected to the Board by shareholders as an Interested Trustee, (ii) Messrs. George Cooke and James W. Gerard were elected to the Board by shareholders as Independent Trustees, and (iii) Mr. Robert W. Kleinschmidt, an Interested Trustee, resigned from his position on the Board. For the avoidance of doubt, Mr. Kleinschmidt remains Executive Chairman and President of the Trust following his resignation as an Interested Trustee.

14

The Tocqueville Trust
Report of Independent Registered Public Accounting Firm
To the Shareholders and Board of Trustees of
The Tocqueville Trust
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of The Tocqueville Trust comprising The Tocqueville Fund (the “Fund”) as of October 31, 2024, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the four years in the period then ended, and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of October 31, 2024, the results of its operations for the year then ended, the changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the four years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.
The Fund’s financial highlights for the year ended October 31, 2020, and prior, were audited by other auditors whose report dated December 23, 2020, expressed an unqualified opinion on those financial statements and financial highlights.
Basis for Opinion
These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2024 by correspondence with the custodian. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.
We have served as the Fund’s auditor since 2021.

COHEN & COMPANY, LTD.
Milwaukee, Wisconsin
December 20, 2024

15

The Tocqueville Trust
Additional Information (Unaudited)
1. PROXY VOTING POLICIES AND PROCEDURES
A description of the policies and procedures that The Tocqueville Trust uses to determine how to vote proxies relating to portfolio securities is available without charge upon request by calling 1-800-355-7307. The Trust’s proxy voting records relating to portfolio securities for the 12 month period ended June 30, 2024, may be obtained upon request and without charge by calling 1-800-355-7307 or by emailing ckotis@tocqueville.com. The voting record may also be accessed through www.tocquevillefunds.com/fundinformation and on the Securities and Exchange Commission’s website at http://www.sec.gov.
2. SHAREHOLDER REPORTS AND QUARTERLY PORTFOLIO DISCLOSURE
The Tocqueville Trust will file its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Part F of Form N-PORT. The Fund’s Part F of Form N-PORT will be available on the EDGAR database on the SEC’s website at www.sec.gov. These Forms may also be reviewed and copied at the SEC’s Public Reference Room in Washington D.C. Information about the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. Quarterly portfolio holdings are also available on the website of the Tocqueville Fund, www.tocquevillefunds.com.
3. SHAREHOLDER NOTIFICATION OF FEDERAL TAX STATUS
For the fiscal year ended October 31, 2024, certain dividends paid by the Fund may be subject to a maximum tax rate of 23%, as provided for by the Tax Cuts and Jobs Act of 2017. The percentage of dividends declared from ordinary income designated as qualified dividend income was as follows:

Tocqueville Fund	100.00%

For corporate shareholders, the percent of ordinary income distributions qualifying for the corporate dividends received deduction for the fiscal year ended October 31, 2024, was as follows:

Tocqueville Fund	100.00%

For the fiscal year ended October 31, 2024, the Fund designated the following percent of ordinary distributions paid as interest-related dividends under the Internal Revenue Code Section 871(k)(1)(c):

Tocqueville Fund	10.59%

The percentage of taxable ordinary income distributions that are designated as short- term capital gain distributions under Internal Revenue Section 871(k)(2)(C) for the Fund was as follows.

Tocqueville Fund	0.00%

16

(b) Financial Highlights are included within the financial statements filed under Item 7 of this Form.

Item 8. Changes in and Disagreements with Accountants for Open-End Investment Companies.

Not applicable. There were no changes in or disagreements with accountants during the period cover by this report.

Item 9. Proxy Disclosure for Open-End Investment Companies.

At a meeting on July 22, 2024, the Board of Trustees (the “Board”) of The Tocqueville Trust (the “Trust”) approved the nomination of Messrs. George Cooke, James W. Gerard, and Vincent Sellecchia for election by shareholders as Trustees of the Trust and, effective upon the election of Mr. Sellecchia by shareholders, the resignation of Mr. Robert W. Kleinschmidt as a Trustee of the Trust.

A Special Meeting of Shareholders was held on Friday, August 30, 2024, (the “Meeting”), for the purpose of shareholders voting upon the election of Messrs. Cooke, Gerard, and Sellecchia to the Board. Messrs. Cooke and Gerard, who are not considered “interested persons” of the Fund within the meaning of Section 2(a)(19) of the 1940 Act, were proposed to be elected as “Independent Trustees,” and Mr. Sellecchia, who is considered an “interested person” of the Fund within the meaning of Section 2(a)(19) of the 1940 Act, was proposed to be elected as an “Interested Trustee.”

At a meeting on July 22, 2024, the Board of Trustees (the “Board”) of The Tocqueville Trust (the “Trust”) approved the nomination of Messrs. George Cooke, James W. Gerard, and Vincent Sellecchia for election by shareholders as Trustees of the Trust and, effective upon the election of Mr. Sellecchia by shareholders, the resignation of Mr. Robert W. Kleinschmidt as a Trustee of the Trust.

A Special Meeting of Shareholders was held on Friday, August 30, 2024, (the “Meeting”), for the purpose of shareholders voting upon the election of Messrs. Cooke, Gerard, and Sellecchia to the Board. Messrs. Cooke and Gerard, who are not considered “interested persons” of the Fund within the meaning of Section 2(a)(19) of the 1940 Act, were proposed to be elected as “Independent Trustees,” and Mr. Sellecchia, who is considered an “interested person” of the Fund within the meaning of Section 2(a)(19) of the 1940 Act, was proposed to be elected as an “Interested Trustee.”

Effective August 30, 2024, following the results of the vote at the Meeting, (i) Mr. Vincent Sellecchia was elected to the Board by shareholders as an Interested Trustee, (ii) Messrs. George Cooke and James W. Gerard were elected to the Board by shareholders as Independent Trustees, and (iii) Mr. Robert W. Kleinschmidt, an Interested Trustee, resigned from his position on the Board. For the avoidance of doubt, Mr. Kleinschmidt remains Executive Chairman and President of the Trust following his resignation as an Interested Trustee.

There were 7,628,571.012 shares voted at the Meeting. Of the votes cast, (i) with respect to the election of Mr. Cooke, 4,411,945.434 votes were cast for and 3,216,625.578 votes were withheld, (ii) with respect to the election of Mr. Gerard, 4,409,079.452 votes were cast for and 3,219,491.560 were withheld, and (iii) with respect to the election of Mr. Sellecchia, 5,181,821.296 votes were cast for and 2,446,749.716 were withheld.

Item 10. Remuneration Paid to Directors, Officers, and Others of Open-End Investment Companies.

This information is included as part of the material filed under Item 7 of this Form.

Item 11. Statement Regarding Basis for Approval of Investment Advisory Contract.

In determining whether to approve the continuance of the Investment Advisory Agreement and the Administration Agreement, the Board of Trustees (each member a “Trustee,” and collectively the “Board”), including the Trustees who are not “interested persons, as defined in the Investment Company Act of 1940, as amended, considered the following information:

1) The nature, extent and quality of services provided by the Adviser.

The Trustees reviewed in detail the nature and extent of the services provided by the Adviser under the terms of the Investment Advisory Agreement and the quality of those services provided to the Fund over the past year. The Trustees noted that the services under the Investment Advisory Agreement include: managing the investment and reinvestment of the Fund’s assets; supervising and managing all aspects of the Fund’s operations; and providing the Board on a regular basis with financial reports and analyses on the Fund’s operations and the operations of comparable investment companies. The Trustees also observed that the Adviser provides various administrative services to the Fund pursuant to the terms of the Administration Agreement and considered the nature, extent and quality of services provided under that agreement as well. The Trustees evaluated these factors based on their direct experience with the Adviser and in consultation with counsel.

The Trustees concluded that: the nature and extent of the services provided under the Investment Advisory Agreement and the Administration Agreement were reasonable and appropriate in relation to the advisory fee and administration fee, respectively; that the level of services provided by the Adviser to the Funds had not diminished over the past year; and that the quality of services continues to be high. The Trustees reviewed the personnel responsible for providing advisory and administrative services to the Fund and concluded, based on their experience and interaction with the Adviser, that: (i) the Adviser was able to retain quality portfolio managers and other personnel; (ii) the Adviser exhibited a high level of diligence and attention to detail in carrying out its advisory and administrative responsibilities under the Investment Advisory Agreement and Administration Agreement, respectively, for the Fund; (iii) the Adviser was responsive to requests of the Trustees; and (iv) the Adviser had kept the Trustees apprised of developments relating to the Fund and the industry in general. The Trustees also focused on the Adviser’s reputation and long-standing relationship with the Trust.

In connection with its assessment of the performance of the Adviser, the Trustees reviewed the Adviser’s financial statements and considered the Adviser’s financial condition and whether it has the resources necessary to continue to carry out its obligations under the Investment Advisory Agreement and the Administration Agreement. The Trustees concluded that the Adviser has the financial resources necessary to continue to perform its obligations under the Investment Advisory Agreement and the Administration Agreement and to continue to provide the high quality services that it has provided to the Fund to date.

2) The performance of the Fund and the Adviser.

The Trustees next reviewed the investment performance of the Fund, both on an absolute basis and as compared to a peer group for the Fund for the one-year, three-year, five-year and ten-year periods, ended July 31, 2024. The peer group determined by Morningstar, the Morningstar Large Blend Funds peer group, was comprised of other funds with similar investment objectives and sales load structures, and with total net assets between $305 million and $587 million (the “Performance Peer Group”). The Trustees noted that the Fund’s average annual returns net of expenses was above the median of the Performance Peer Group for the three-year period and below the median of the Performance Peer Group for the one-, five-, and ten-year periods. The Trustees also noted that the Fund’s average annual returns net of expenses had outperformed the average performance of the Performance Peer Group for the three-year period, but underperformed the average performance of the Performance Peer Group for the one-, five-, and ten-year periods.

The Trustees also compared the Fund’s investment performance against a benchmark market index, the S&P 500 Index, for the one-, three-, five-, and ten-year periods ended July 31, 2024, and noted that the Fund had underperformed the S&P 500 Index for all periods.

The Trustees considered the above information as helpful in their assessment of whether the Adviser was obtaining for the Fund’s shareholders the performance that was available in the marketplace given the Fund’s investment objectives, policies, strategies, limitations and restrictions. The Trustees concluded that the performance of the Fund as compared to the performance of its Performance Peer Group was satisfactory overall, and that the investment performance achieved by the Adviser for the Fund was comparable to the Performance Peer Group.

3) The cost of the advisory services and the profits to the Adviser from the relationship with the Trust.

In connection with the Trustees’ consideration of the level of the advisory fees, the Trustees considered a number of factors. The Trustees compared the level of the advisory fees for the Fund against the advisory fees charged by funds in the Morningstar Large Cap Blend Funds peer group for the Fund (the “Expense Peer Group”). The Trustees considered comparative total fund expenses of the Fund and the Expense Peer Group. The Trustees used this comparative fee information and total expense data as a guide to help assess the reasonableness of the Fund’s advisory fee, although they acknowledged that it was difficult to make precise comparisons with other funds since the exact nature of services provided under the Expense Peer Group fund agreements is often not apparent. The Trustees also viewed the Expense Peer Group fee information as a whole as useful in assessing whether the Adviser was providing services at a cost that was competitive with other, similar funds.

The Trustees noted that the contract rate advisory fee and administration fee for the Fund were reasonable, despite the contractual advisory fee rate being and the administration fee being above average for the Fund when compared to its Expense Peer Group. The Trustees also considered the combined contract rate advisory and administration fee as compared to the Expense Peer Group.

The Board further observed that the total expense ratio of the Fund was also reasonable. The Board noted that the total expense ratio for the Fund was above average when compared to its Expense Peer Group. The Board also noted that the Fund operates pursuant to an Expense Limitation Agreement whereby the Adviser has agreed to waive a portion of its fee necessary to limit the Fund’s total operating expenses to the level set forth in the Fund’s prospectus. In particular the Trustees noted that the net expense ratio for the Fund was above the median and the average net expense ratios of the Expense Peer Group funds, but that it was not the highest net expense ratio within the Expense Peer Group.

The Trustees also considered the profitability to the Adviser and its affiliates arising out of its relationship with the Trust. In this regard, the Trustees reviewed profitability data relating to the Adviser for the 12-month period ended July 31, 2024. The Trustees considered revenues received by the Adviser under the Investment Advisory Agreement and the Administration Agreement as well as revenues received by the Adviser’s affiliate, the Distributor, under the 12b-1 Plan and Related Agreements and commissions received for effecting portfolio transactions. The Trustees concluded that the profitability of the Fund to the Adviser was not excessive.

4) The extent to which economies of scale will be realized as the Fund grows and whether fee levels reflect those economies of scale.

With respect to the Trustees’ consideration of economies of scale, the Trustees discussed whether economies of scale would be realized by the Adviser in its management of the Fund at higher asset levels. The Trustees noted that the Fund currently has advisory fee breakpoints and that they were satisfied that the current breakpoints were appropriate when compared with the Fund’ peers. The Trustees also noted that the administration fee also has breakpoints. In the event there was significant asset growth in the future in the Fund, the Trustees determined they would reassess at such point whether the advisory fees and administration fee, including the current breakpoint structure, appropriately took into account any economies of scale that had been realized as a result of that growth.

5) Other factors.

The Trustees also discussed the Adviser’s practices regarding the selection and compensation of brokers and dealers that execute portfolio transactions for the Fund and the brokers’ and dealers’ provision of brokerage and research services to the Adviser. The Trustees further discussed the potential benefits the Adviser derived from the Fund’s soft dollar arrangements, whereby brokers provide research to the Fund or the Adviser in return for allocating fund brokerage, and other investment data concerning soft dollars. The Board also discussed the Adviser’s use of an affiliated broker to effect portfolio transactions, noting that in addition to paying a competitive rate on commissions, the Adviser believed the Fund received better execution on trades.

Based on a consideration of all these factors in their totality, the Trustees, including all of the Independent Trustees, determined that the Fund’s advisory fees and administration fees were fair and reasonable with respect to the quality of services that the Adviser provides and in light of the other factors described above that the Trustees deemed relevant. The Trustees based their decision on evaluations of all these factors as a whole and did not consider any one factor as all-important or controlling.

Item 12. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to the registrant. The registrant is not a closed-end management investment company.

Item 13. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to the registrant. The registrant is not a closed-end management investment company.

Item 14. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to the registrant. The registrant is not a closed-end management investment company.

Item 15. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of trustees.

Item 16. Controls and Procedures.

(a)	The Registrant’s Principal Executive Officer and Principal Financial Officer have reviewed the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934. Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)	There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 17. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies

Not applicable to the registrant. The registrant is not a closed-end management investment company.

Item 18. Recovery of Erroneously Awarded Compensation.

Not applicable.

Item 19. Exhibits.

(a)   (1) Any code of ethics or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Filed herewith.

(2) Any policy required by the listing standards adopted pursuant to Rule 10D-1 under the Exchange Act (17 CFR 240.10D-1) by the registered national securities exchange or registered national securities association upon which the registrant’s securities are listed. Not applicable.

(3) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)). Filed herewith.

(4) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons. Not applicable.

(5) Change in the registrant’s independent public accountant. Provide the information called for by Item 4 of Form 8-K under the Exchange Act (17 CFR 249.308). Unless otherwise specified by Item 4, or related to and necessary for a complete understanding of information not previously disclosed, the information should relate to events occurring during the reporting period. Not applicable.

(b)  Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	The Tocqueville Trust

By (Signature and Title)*	/s/ Robert W. Kleinschmidt
Robert W. Kleinschmidt, Executive Chairman, President and Principal Executive Officer

Date	01/10/2025

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ Robert W. Kleinschmidt
Robert W. Kleinschmidt, Executive Chairman, President and Principal Executive Officer

Date	01/10/2025

By (Signature and Title)*	/s/ Jeff Zatkowsky
Jeff Zatkowsky, Treasurer and Principal Financial Officer

Date	01/10/2025

* Print the name and title of each signing officer under his or her signature.